--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

It was a terrific year for common stock investors. Your fund returned more than 30% for the second time in the past 10 years. The last decade was exceptional for shareholders, with positive returns in 9 of 10 years. The most recent 5- and 10-year periods generated average annual compound total returns of 16.7% and 13.3%, respectively (see table on page 6).

     Your fund's returns for the 6- and 12-month periods ended December 31, 1995, slightly surpassed the peer group benchmark shown below but trailed the unmanaged Standard & Poor's 500 Stock Index. For the second consecutive year, domestic stocks representing roughly two-thirds of fund assets provided better returns than foreign holdings, which were about one-quarter of total fund assets (cash reserves accounted for the rest).

------------------------------------------------------------------------------
Performance Comparison
------------------------------------------------------------------------------

                                                        Periods Ended 12/31/95
                                                        6 Months     12 Months
                                                        --------     ---------
Growth Stock Fund                                        12.6%         31.0%
S&P 500                                                  14.5          37.6
Lipper Growth Fund Average                               11.1          30.8
------------------------------------------------------------------------------

YEAR-END DISTRIBUTIONS

On December 26, your Board of Directors declared a $0.23 per share net income dividend, a $0.87 per share long-term capital gain, and a $0.10 per share short-term capital gain, payable to shareholders of record on that date. These distributions were reflected in either a check or statement mailed to you early in January and were also reported on Form 1099-DIV mailed to you later in the month.

MARKET ENVIRONMENT

For the U.S. stock market, 1995 will go down as one of the best years ever. The U.S. economy grew at a modest pace during the year. Alan Greenspan, Chairman of the Federal Reserve, appears to have successfully engineered a soft landing for the economy through a series of moves designed to combat inflation without choking off growth. The resulting slower-growth, stable-inflation environment triggered a massive rally in bonds that made up for the losses suffered in 1994.

     The surprise element fueling the rally in U.S. equities was corporate profits, which soared on solid sales growth. Much of this was due to productivity gains, which stand at an all-time high. Companies have become more productive through better management, restructuring, and the use of technology to lower costs.

     Areas of particular strength in the domestic market included financial stocks, which benefited from falling interest rates; technology stocks, whose earnings growth consistently surprised on the upside; and health care stocks, which rallied from the depressed levels of early 1994 when concerns about health care reform began to fade. Pockets of weakness included cyclical commodity companies whose earnings growth potential slowed with the economy. Consumer stocks such as retailers and restaurants also underperformed.

     Foreign markets generally did well in 1995, although not well enough to keep up with U.S. equities. European stocks were strong in local currency terms and stronger yet in U.S. dollar terms as investors anticipated a revival of economic growth. Recently, central banks began the process of monetary easing on the Continent, which should help European stock and bond markets.

     Latin America was the worst-performing foreign area in 1995. The collapse of the Mexican peso and subsequent contraction of the local economy led to weaker currencies and lower investor confidence throughout the region. Far Eastern stocks were generally lackluster, since most Asian markets were flat or down due to fears of inflation caused by overheating economies. However, tight monetary policies reduced concerns about runaway inflation and put these markets on more stable footing.

PORTFOLIO MANAGEMENT

Financial stocks were a featured group with issues such as Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), and ACE contributing mightily to performance. We still like this sector because of its low relative valuations and prospects for further Fed accommodation.

     The technology sector outperformed the general market in each of the last five years. In 1995, stocks such as Intuit, Maxim Integrated Products, and Oracle delivered outstanding returns to the portfolio. We have been gradually trimming certain technology stocks, including Microsoft, and eliminated Northern Telecom and Sprint in the second half. Consequently, your fund owned fewer technology stocks than many other growth-oriented funds. These reductions are not a repudiation of the longer-term case for above-average growth for technology companies, but rather reflect our concerns about near-term cyclicality and extended valuations.

     The fundamentals point to a tougher year for technology in 1996: global economic growth is slow, the personal computer market will be between major product cycles, telecommunications reform has created uncertainty, and the wireless market is beginning the transition from analog to digital. As investors focused on these weaker fundamentals, technology stocks corrected sharply in the fourth quarter of 1995, and many stocks with solid long-term potential suffered price declines of 30% to 50%. Because of their more attractive valuations and long-term potential, we began to accumulate selected issues such as cisco Systems and Cirrus Logic and added to existing positions in Xilinx and Vodaphone. Overall, we are still underexposed to technology but closing the gap.

     The weak showing of retail stocks for the third consecutive year caused us to reevaluate our holdings in this sector. The dominant niche companies have seen their price/earnings ratios decline substantially. We took advantage of this development to sell shares in slower-growing, value-oriented stocks such as Federated Department Stores and Dayton Hudson and replace them with dominant niche retailers with better growth prospects such as Circuit City and Home Depot.

     A notable transaction benefiting your fund in the second half was the merger between First Financial Management and First Data, two large data service companies. The fund had a large position in the first company, which was acquired at a premium price by the second. We not only held on to the new First Data shares but also purchased additional shares of the combined enterprise.

INVESTMENT OUTLOOK

U.S. stocks benefited enormously in 1995 from low inflation, positive economic growth, and higher-than-expected corporate earnings growth. The first two conditions are likely to remain intact in 1996. However, above-expectation profit growth will be harder to maintain. Slower economic growth increasingly puts pressure on sales, and companies may find it difficult to produce strong bottom-line results from lackluster top-line revenues.

     The Federal Reserve reversed its previously tight monetary policy by easing twice last year to ensure continued growth. While this was beneficial for U.S. stocks, some domestic equities are expensive by many historical valuation measures: price/earnings, price/cash flow, dividend yield, and price/book value. Nevertheless, we remain positive overall in our outlook for domestic stocks.

     Our economic outlook has important implications for the types of growth stocks your fund owns. Established growth stocks, out of favor from 1992 to 1994, outperformed value stocks modestly last year. We believe the steady, stable earnings patterns of these companies should benefit from increasing investor demand if economic growth decelerates.

-------------------------------------------------------------------------------
Weighted Portfolio Characteristics
-------------------------------------------------------------------------------

                                                            As of 12/31/95
                                                      -------------------------
                                                      Growth Stock
                                                        Domestic
                                                       Portfolio        S&P 500
                                                      ------------      -------
Earnings Growth Rate
   Past 5 years                                          10.2%            5.0%
   Projected 5 years                                     16.9             7.0
Dividend Growth Rate
   Past 5 years                                           6.7             3.4
   Projected 5 years                                     11.2             7.0
Return on Equity
   Past 5 years                                          13.0            10.5
   Projected 5 years                                     17.8            14.0
Long-Term Debt as Percent
   of Capital                                            21.4            23.8
P/E Ratio (12-month forward
   projected earnings)                                   16.6x           15.8x
-------------------------------------------------------------------------------

     On average, portfolio stocks at year-end sold at a modest premium to the market. The table indicates that our domestic holdings represent good value relative to the broad market. Because of this, as well as our expectation that established growth companies will continue to attract increasing investor attention, we believe the fund's prospects are good for strong relative performance in 1996.

     Foreign stocks, which lagged U.S. stocks by a wide margin over the past two years, appear poised for a period of outperformance. Interest rates seem to be headed lower in Europe as central banks try to stimulate economies that never rebounded vigorously from the 1991 global recession. The major productivity gains that fueled U.S. earnings growth have yet to be achieved by European firms.

     Latin American countries such as Argentina and Brazil appear to have put their economic houses in order, setting the stage for a rebound in share prices. Fears of overheating in Far Eastern nations seem to be abating. These economies are growing at several times the real growth rates of the U.S. and Europe. Both Latin America and the Far East have strong long-term growth potential as well as improving near-term prospects.

     We welcome new shareholders, and we will continue to search for promising opportunities in the more challenging environment we foresee in the year ahead.

                Respectfully submitted,

                /s/ John Gillespie

                John Gillespie
                President and Chairman of the
                Investment Advisory Committee

January 19, 1996

--------------------------------------------------------------------------------
Growth Stock Fund P/E Ratio Relative to the S&P 500 P/E Ratio
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


--------------------------------------------------------------------------------

This chart is intended to show the history of the average (unweighted) P/E ratio of the fund's U.S. portfolio companies compared with the P/E ratio of the S&P 500 Stock Index. Earnings per share are estimated by the fund's investment manager at each quarter-end.


--------------------------------------------------------------------------------
A Word on Market Corrections
--------------------------------------------------------------------------------

After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom - defined as a drop of at least 20% - in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

     Corrections not only are common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
December 31, 1995

                                                                      Percent of
Company                                                               Net Assets
------------------------------------------------------------------    ----------
Freddie Mac                                                              4.7%
GE                                                                       2.6
Berkshire Hathaway                                                       2.3
First Data                                                               1.9
Great Lakes Chemical                                                     1.8
Schlumberger                                                             1.8
UNUM                                                                     1.7
Vodafone                                                                 1.7
Royal Dutch Petroleum                                                    1.7
Hutchison Whampoa                                                        1.5
Fannie Mae                                                               1.4
Intuit                                                                   1.4
PartnerRe Holdings                                                       1.3
Boston Scientific                                                        1.2
Reuters                                                                  1.2
ACE Limited                                                              1.2
Kimberly-Clark                                                           1.2
Danaher                                                                  1.1
Pfizer                                                                   1.1
AlliedSignal                                                             1.0
Norwest                                                                  1.0
Viacom                                                                   1.0
Elsevier                                                                 1.0
Merck                                                                    1.0
Adobe Systems                                                            0.9
--------------------------------------------------------------------------------
Total                                                                   38.7%
================================================================================


--------------------------------------------------------------------------------
Major Portfolio Changes
--------------------------------------------------------------------------------

Six Months Ended December 31, 1995
Listed in descending order of size.
--------------------------------------------------------------------------------
TEN LARGEST PURCHASES
--------------------------------------------------------------------------------
Circuit City Stores*
Royal Dutch Petroleum
Eastman Kodak*
Varity*
Olsten*
Cirrus Logic*
cisco Systems*
First Data*
Kinnevik*
DSC Communications*
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST SALES
--------------------------------------------------------------------------------
Abbott Laboratories**
International Flavors & Fragrances**
Hercules**
Dayton Hudson**
Microsoft
Exide
Franklin Quest**
Sprint**
Halliburton
Northern Telecom**
--------------------------------------------------------------------------------

 * Position added
** Position eliminated

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]



--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

Periods Ended December 31, 1995

              1 Year            5 Years          10 Years
              ------            -------          --------
              30.97%            16.71%            13.29%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

                                                                        12/31/95
                                                                        --------
Common Stocks                                                            91.6%
Convertibles                                                              0.1
Preferred Stocks                                                          0.4
Reserves                                                                  7.9
                                                                        --------
Total Net Assets                                                        100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Record
T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

The table below shows the investment record of one share of the T. Rowe Price Growth Stock Fund purchased at the initial offering price of $1.97 for the period 4/11/50 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the fund today.

----------------------------------------------------------------------------------------------------------------
Per Share Data/1/
----------------------------------------------------------------------------------------------------------------

    5 Years                Net             Capital                        With Capital Gain      With Dividends
     Ended                Asset              Gain             Income        Distributions      and Capital Gains
     12/31                Value        Distributions/2/      Dividends       Reinvested            Reinvested
    -------              -------       ----------------      ---------    -----------------    -----------------
    1955/3/              $  4.91            $  0.41           $  0.55           $  5.38             $   6.42
    1960                    7.08               1.17              0.59              9.46                12.46
    1965                   10.58               0.99              0.73             15.81                22.69
    1970                   11.55               1.20              0.89             19.06                29.51
  Year Ended
     12/31
    -------
    1971                   14.81               0.20              0.15             24.85                38.92
    1972                   16.66               0.32              0.12             28.51                44.99
    1973                   11.91               0.54              0.14             21.13                33.66
    1974                    7.65               0.23              0.22             13.86                22.54
    1975                   10.19                 --              0.13/4/          18.46                30.51
    1976                   11.26                 --              0.23             20.40                34.47
    1977                   10.25                 --              0.23             18.57                32.03
    1978                   11.12                 --              0.28             20.14                35.76
    1979                   12.02                 --              0.33             21.77                39.80
    1980                   15.08                 --              0.42             27.31                51.77
    1981                   12.72               0.04              0.50             23.11                45.33
    1982                   14.07               0.09              0.53             25.76                52.88
    1983                   15.21                 --              0.50             27.85                59.22
    1984                   14.20               0.45              0.36             26.80                58.36
    1985                   17.95               0.64              0.34             35.44                78.95
    1986                   16.96               4.18              0.38             42.24                96.18
    1987                   14.27               2.66              0.63             42.22                99.73
    1988                   14.55               0.26              0.32             43.83               105.78
    1989                   16.27               1.58              0.34             53.92               132.68
    1990                   14.71               0.43              0.43             50.17               126.98
    1991                   18.75               0.62              0.25             66.22               169.89
    1992                   18.66               1.03              0.18             69.55               180.08
    1993                   20.42               0.99              0.14             79.84               208.10
    1994                   18.75               1.66              0.18             79.84               209.94
    1995                   23.35               0.97              0.23            103.58               274.95
----------------------------------------------------------------------------------------------------------------
    Total                                    $20.66            $10.32
================================================================================================================

1. Per share figures reflect the following stock splits: 2-for-1 September 17, 1954; 3-for-1 October 9, 1959; 2-for-1 May 1, 1973.

2. Includes short-term capital gains of $0.03 in 1986; $0.29 in 1987; $0.04 in 1988; $0.30 in 1989; and $0.10 in 1995.

3. From inception 4/11/50 to 12/31/55.

4. In 1975, the dividend schedule was shifted from semi-annual to annual by consolidating the August 1975 dividend into the January 1976 payment.

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price Growth Stock Fund / December 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                                              Value
                                                                                            ----------
------------------------------------------------------------------------------------------------------
Common Stocks & Warrants-- 91.6%
------------------------------------------------------------------------------------------------------
FINANCIAL -- 20.0%
------------------------------------------------------------------------------------------------------
BANK AND TRUST -- 5.5%
   24,931,997  shs   * Banco Bradesco, new.............................................     $       41
    5,000,000        * Banca Fideuram (ITL)............................................          5,777
      609,886        * Cho Hung Bank (KRW).............................................          7,099
      257,140        * Deutsche Bank (DEM).............................................         12,207
        5,910  wts   * Deutsche Bank, 6/30/97,
                          (DEM)........................................................             91
    2,000,000  shs   * Lippo Bank (IDR)................................................          3,083
   97,941,200        * Lojas American (BRL)............................................          2,136
      250,000          Mellon Bank.....................................................         13,438
      300,000          NationsBank.....................................................         20,888
      394,700          Northern Trust..................................................         21,980
      825,000          Norwest.........................................................         27,225
          140        * Seoul Access Trust (IDR)........................................          2,170
       55,000        * Societe Generale de
                          France ADR (FRF).............................................          6,795
        8,320        * Societe Generale de
                          Surveillance (CHF)...........................................         16,445
      750,000          Toronto-Dominion
                          Bank (CAD)...................................................         13,182
                                                                                               152,557
INSURANCE -- 5.8%
      825,000          ACE Limited.....................................................         32,794
       79,100        * CapMac Holdings.................................................          1,987
      210,000          Citizens Corp...................................................          3,911
       50,000          Erie Indemnity..................................................          2,850
      169,500          Foremost........................................................          8,645
      200,000        * LaSalle Re Holdings.............................................          4,550
    1,055,409        # PartnerRe Holdings..............................................         25,943
      100,000          PartnerRe Holdings..............................................          2,731
      531,665  wts  *# PartnerRe Holdings,
                          11/04/00.....................................................          6,218
      850,000  shs     UNUM............................................................         46,750
      752,000          Zurich Reinsurance..............................................         22,842
                                                                                               159,221
FINANCIAL SERVICES -- 8.7%
      400,000          AMBAC...........................................................         18,750
      700,000          Countrywide Credit..............................................         15,225
      109,400        * Fairfax Financial (CAD).........................................          7,851
      305,100          Fannie Mae......................................................         37,871
    1,554,600          Freddie Mac.....................................................        129,809
      250,000          Fund American Enterprises.......................................         18,625

                                                                                               Value
                                                                                            ----------
      200,000  shs     Leucadia National...............................................     $    5,000
      337,500          Quick & Reilly..................................................          6,919
                                                                                               240,050
TOTAL FINANCIAL                                                                                551,828
------------------------------------------------------------------------------------------------------
UTILITIES -- 0.8%
------------------------------------------------------------------------------------------------------
TELEPHONE -- 0.8%
    2,000,000        * Telecom Italia (ITL)............................................          3,111
    2,900,000        * Telecom Italia Mobile,
                          savings shares (ITL).........................................          3,049
    2,000,000        * Telecom Italia Mobile (ITL).....................................          3,520
    2,900,000        * Telecom Italia,
                          savings shares (ITL).........................................          3,546
    1,250,000        * Telekom Malaysia (MYR)..........................................          9,745
TOTAL UTILITIES                                                                                 22,971
------------------------------------------------------------------------------------------------------
CONSUMER NONDURABLES -- 15.3%
------------------------------------------------------------------------------------------------------
BEVERAGES -- 1.6%
      350,000        * Grolsch (NLG)...................................................         12,170
       50,000        * LVMH (FRF)......................................................         10,415
      375,000          PepsiCo.........................................................         20,953
                                                                                                43,538
FOOD PROCESSING -- 0.6%
      550,000          Sara Lee........................................................         17,531
HOSPITAL SUPPLIES/HOSPITAL
   MANAGEMENT -- 1.9%
       52,800        * Apria Healthcare................................................          1,505
      700,000        * Boston Scientific...............................................         34,300
      375,000        * St. Jude Medical................................................         16,078
                                                                                                51,883
PHARMACEUTICALS -- 6.9%
      100,000        * Amgen...........................................................          5,931
       15,000        * Ares-Serono (CHF)...............................................         10,533
      500,000        * Astra (Class B) (SEK)...........................................         19,805
      400,000        * Genentech.......................................................         21,200
    2,174,246          Medeva (GBP)....................................................          9,117
       80,000        * Medeva ADR......................................................          1,360
      400,000          Merck...........................................................         26,300
      850,000          Mylan Laboratories..............................................         19,975
      500,000          Pfizer..........................................................         31,500
       22,000          Sandoz (CHF)....................................................         20,140
       65,000        * Schwarz Pharma AG (DEM).........................................          3,195
      400,000          SmithKline Beecham ADR..........................................         22,200
                                                                                               191,256

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Value
                                                                                            ----------
MISCELLANEOUS CONSUMER
   PRODUCTS -- 4.3%
      500,000  shs     American Greetings
                          (Class A)....................................................     $   13,844
      337,500        * CUC International...............................................         11,517
      500,000        * Department 56...................................................         19,188
      200,000          First Brands....................................................          9,525
      475,000          Hasbro..........................................................         14,725
      600,000          Newell..........................................................         15,525
      150,000          Philip Morris...................................................         13,575
    1,200,000        * Tomkins.........................................................          5,246
      100,000          Unilever N.V. ADR...............................................         14,075
                                                                                               117,220
TOTAL CONSUMER NONDURABLES                                                                     421,428
------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 14.5%
------------------------------------------------------------------------------------------------------
GENERAL MERCHANDISERS -- 0.5%
      485,000          Circuit City Stores.............................................         13,398

SPECIALTY MERCHANDISERS -- 2.0%
      200,000        * adidas (144a) ADR...............................................          5,325
      100,000        * adidas Ag.......................................................          5,263
      200,000        * AutoZone........................................................          5,775
      200,000          Home Depot......................................................          9,575
      414,100          J. Baker........................................................          2,304
      100,100        * Kohl's..........................................................          5,255
      300,000        * Revco...........................................................          8,475
      600,000        * Toys "R" Us.....................................................         13,050
                                                                                                55,022
ENTERTAINMENT AND LEISURE -- 4.2%
      400,000          Disney..........................................................         23,600
    7,000,000        * Hutchison Whampoa (HKD).........................................         42,638
      269,900          Reader's Digest (Class A),
                          non-voting...................................................         13,833
      218,100          Reader's Digest (Class B).......................................         10,305
      174,000        * Viacom (Class A)................................................          7,982
      395,444        * Viacom (Class B)................................................         18,734
                                                                                               117,092
MEDIA AND COMMUNICATIONS -- 7.2%
      200,000          Capital Cities/ABC..............................................         24,675
    2,000,000          Elsevier (NLG)..................................................         26,672
      625,000          Gaylord Entertainment...........................................         17,344
    1,400,000        * Granada (GBP)...................................................         14,024
      325,000        * Kinnevik (SEK)..................................................         10,157
      650,000          Time Warner.....................................................         24,619
      100,000          Turner Broadcasting Systems
                          (Class B)....................................................          2,600
      700,000        * United International Holdings
                          (Class A)....................................................         10,237
       60,000        * VNU (NLG).......................................................          8,237
    2,600,000          Vodafone (GBP)..................................................          9,328

                                                                                               Value
                                                                                            ----------
    1,050,000  shs     Vodafone ADR....................................................     $   37,012
      150,176        * Wolters Kluwer (NLG)............................................         14,206
                                                                                               199,111
RESTAURANTS -- 0.6%
      350,000          McDonald's......................................................         15,794
TOTAL CONSUMER SERVICES                                                                        400,417
------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.2%
------------------------------------------------------------------------------------------------------
AUTOMOBILES AND RELATED -- 0.5%
       83,900          Ek Chor China Motorcycle........................................            976
      330,000        * Varity..........................................................         12,251
                                                                                                13,227
BUILDING AND REAL ESTATE -- 0.8%
       93,500          DeBartolo Realty, REIT..........................................          1,215
      700,000        + Starwood Lodging, REIT..........................................         20,825
                                                                                                22,040
MISCELLANEOUS CONSUMER
  DURABLES -- 0.9%
      300,000          Corning.........................................................          9,600
      250,000          Eastman Kodak...................................................         16,750
                                                                                                26,350
TOTAL CONSUMER CYCLICALS                                                                        61,617
------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 7.2%
------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 2.6%
      200,000        * Altera..........................................................          9,937
      150,000          AVX.............................................................          3,975
      450,000        * Cirrus Logic....................................................          8,916
      300,000          Linear Technology...............................................         11,812
      640,000        * Maxim Integrated Products.......................................         24,640
      375,000        * Xilinx..........................................................         11,391
                                                                                                70,671
ELECTRONIC SYSTEMS -- 0.4%
      135,600          Hewlett-Packard.................................................         11,357
SPECIALIZED COMPUTER -- 0.3%
      300,000        * Silicon Graphics................................................          8,250
TELECOMMUNICATIONS -- 2.2%
      124,300        * Cisco Systems...................................................          9,284
      225,000        * DSC Communications..............................................          8,325
      480,000          LM Ericsson (Class B) ADR.......................................          9,360
      350,000        * Mobile Telecommunication
                          Technologies.................................................          7,481
      300,000        * PanAmSat........................................................          6,638
       38,000          Telecomunicacoes Brasilias
                          ADR..........................................................          1,800
    3,000,000        * Telmex (Class A) (MXN)..........................................          4,806
    4,500,000        * Telmex (Class L) (MXN)..........................................          7,209

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Value
                                                                                            ----------
      700,000  shs   * Total Access Communication
                          (144a).......................................................     $    4,550
                                                                                                59,453
AEROSPACE AND DEFENSE -- 1.7%
      600,000          AlliedSignal....................................................         28,500
      250,000          Boeing..........................................................         19,594
                                                                                                48,094
TOTAL TECHNOLOGY                                                                               197,825
------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT -- 6.9%
------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.6%
      100,000          Emerson Electric................................................          8,175
      300,000          Exide...........................................................         13,763
    1,000,000          GE..............................................................         72,000
      155,743        * Getronics (NLG).................................................          7,279
                                                                                               101,217
MACHINERY -- 3.3%
    1,000,000          Danaher.........................................................         31,750
      100,000          Greenfield Industries...........................................          3,113
       39,500        * Mannesmann (DEM)................................................         12,576
        9,300        * SIG Schweis.....................................................         19,430
      307,500          Teleflex........................................................         12,607
      600,000          TriMas..........................................................         11,325
                                                                                                90,801
TOTAL CAPITAL EQUIPMENT                                                                        192,018
------------------------------------------------------------------------------------------------------
BUSINESS SERVICES AND TRANSPORTATION -- 12.9%
------------------------------------------------------------------------------------------------------
COMPUTER SERVICE AND
   SOFTWARE -- 8.7%
      400,000          Adobe Systems...................................................         24,850
      300,000          Automatic Data Processing.......................................         22,275
      100,000        * Baan Company....................................................          4,525
      425,000        * BMC Software....................................................         18,116
      200,000        * BroadBand Technologies..........................................          3,225
      100,000        * Broderbund Software.............................................          6,088
      550,000        * Ceridian........................................................         22,687
      300,000        * Cerner..........................................................          6,150
       94,200        * DST Systems.....................................................          2,685
      300,000        * Electronic Arts.................................................          7,856
      785,571          First Data......................................................         52,535
      484,000        * Intuit..........................................................         37,812
      150,000        * Microsoft.......................................................         13,172
      350,000        * Oracle Systems..................................................         14,831
      187,200        * PLATINUM technology.............................................          3,452
                                                                                               240,259
MISCELLANEOUS BUSINESS
   SERVICES -- 3.8%
       40,000        * APAC TeleServices...............................................          1,335
      350,000          Assa-Abloy (SEK)................................................          3,268
      400,000          Interpublic Group...............................................         17,350

                                                                                               Value
                                                                                            ----------
      176,400  shs     Mutual Risk Management..........................................     $    8,070
      350,000          Olsten..........................................................         13,825
      202,500          Paychex.........................................................         10,062
      600,000          Reuters ADR.....................................................         33,187
      350,000        * Securitas (Class B) (SEK).......................................         16,605
                                                                                               103,702
AIRLINES -- 0.4%
    1,500,000        * Swire Pacific
                          (Class A) (HKD)..............................................         11,639
TOTAL BUSINESS SERVICES AND TRANSPORTATION                                                     355,600
------------------------------------------------------------------------------------------------------
ENERGY -- 4.5%
------------------------------------------------------------------------------------------------------
ENERGY SERVICES -- 2.7%
      452,000        * BJ Services.....................................................         13,108
      238,800          Halliburton.....................................................         12,089
      700,000          Schlumberger....................................................         48,475
                                                                                                73,672
INTEGRATED PETROLEUM -
   DOMESTIC -- 0.1%
      200,000          Union Texas Petroleum...........................................          3,875
INTEGRATED PETROLEUM -
   INTERNATIONAL -- 1.7%
      325,000          Royal Dutch Petroleum ADR.......................................         45,866
TOTAL ENERGY                                                                                   123,413
------------------------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 3.7%
------------------------------------------------------------------------------------------------------
SPECIALTY CHEMICALS -- 2.0%
      200,000          A. Schulman.....................................................          4,475
      700,000          Great Lakes Chemical............................................         50,400
                                                                                                54,875
PAPER AND PAPER PRODUCTS -- 1.7%
      400,000          Albany International
                          (Class A)....................................................          7,250
      390,000          Kimberly-Clark..................................................         32,272
      510,000        * Kimberly-Clark Mexico
                          (Class A) (MXN)..............................................          7,695
                                                                                                47,217
TOTAL PROCESS INDUSTRIES                                                                       102,092
------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 0.8%
------------------------------------------------------------------------------------------------------
METALS -- 0.8%
       36,700        * Ashanti Goldfields
                          (144a) GDR...................................................            727
      325,000          Nucor...........................................................         18,566
      105,000          Pohang Iron & Steel ADR.........................................          2,297
                                                                                                21,590
MISCELLANEOUS -- 0.0%
      225,000          Cemex SA ADR....................................................          1,582
TOTAL BASIC MATERIALS                                                                           23,172

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Value
                                                                                            ----------
------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 2.8%
------------------------------------------------------------------------------------------------------
CONGLOMERATES -- 2.7%
       55,466  shs   * AGAB (DEM)......................................................     $    5,800
        6,400  wts   * AGAB Finance Bv (DEM)...........................................              7
        1,970  shs   * Berkshire Hathaway..............................................         63,237
      121,186        * Hagemeyer (NLG).................................................          6,328
       25,000        * Maculan (ATS)...................................................            484
                                                                                                75,856
MISCELLANEOUS -- 0.1%
       35,000        * Hennes & Mauritz
                          (Class B)....................................................          1,950
TOTAL MISCELLANEOUS                                                                             77,806
TOTAL COMMON STOCKS & WARRANTS
(COST $1,573,395)                                                                            2,530,187
------------------------------------------------------------------------------------------------------
Preferred Stocks -- 0.4%
------------------------------------------------------------------------------------------------------
1,066,289,693        * Banco Bradesco (BRL)............................................          9,324
          591        * Deutsche Bank, 8.75%,
                          participating certificates
                          (DEM)........................................................            470
          357          Deutsche Bank, 9.00%,
                          participating certificates
                          (DEM)........................................................            290
   55,966,400        * Lojas Americanas (BRL)..........................................          1,313
       35,000        * Maculan (ATS)...................................................            653
TOTAL PREFERRED STOCKS (COST $10,910)                                                           12,050
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks -- 0.0%
------------------------------------------------------------------------------------------------------
          229        * Comptronix, 6.00%,
                          Series A.....................................................              1
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $0)                                                         1
------------------------------------------------------------------------------------------------------
Convertible Bonds -- 0.1%
------------------------------------------------------------------------------------------------------
  $ 2,000,000        * Reliance Industries,
                          3.50%, 11/3/99...............................................          2,010
TOTAL CONVERTIBLE BONDS (COST $2,075)                                                            2,010
------------------------------------------------------------------------------------------------------
Corporate Bonds -- 0.0%
------------------------------------------------------------------------------------------------------
    1,600,000      DEM AB, 8.875%, 4/9/96..............................................          1,126
TOTAL CORPORATE BONDS (COST $929)                                                                1,126

                                                                                                 Value
                                                                                            ----------
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 7.4%
------------------------------------------------------------------------------------------------------
BANK NOTES -- 0.7%
  $10,000,000          Comerica Bank, 6.18%,
                          5/28/96......................................................     $   10,021
   10,000,000          NBD Bank, N.A., 6.125%,
                          6/3/96.......................................................         10,022
                                                                                                20,043
COMMERCIAL PAPER -- 6.3%
   10,000,000          Ameritech, 5.58%, 2/9/96........................................          9,930
   10,000,000          Asset Securitization Cooperative,
                          5.70%, 1/24/96...............................................          9,857
   10,000,000          AT&T, 5.53%, 3/8/96.............................................          9,888
   11,000,000          Becton Dickinson,
                          5.80%, 1/18/96...............................................         10,938
   10,000,000          Bell Atlantic Network Funding,
                          5.50%, 2/23/96...............................................          9,914
   10,000,000          Cargill Global Funding,
                          5.47%, 3/19/96...............................................          9,863
   10,000,000          Chemical Banking,
                          5.72%, 1/31/96...............................................          9,854
   10,000,000          Ciesco L.P., 4(2),
                          5.53%, 2/27/96...............................................          9,895
   10,000,000          Falcon Asset Securitization,
                          5.75%, 1/18/96...............................................          9,909
   10,000,000          Ford Motor Credit,
                          5.76%, 1/25/96...............................................          9,930
   10,000,000          Great Lakes Chemical,
                          5.65%, 1/23/96...............................................          9,947
    4,247,651          Investments in Commercial Paper
                          through a joint account,
                          5.90-6.05%, 1/2/96...........................................          4,245
   10,000,000          Metlife Funding,
                          5.66%, 2/7/96................................................          9,901
   10,000,000          Norfolk Southern, 4(2),
                          5.55%, 2/8/96................................................          9,923
   10,000,000          PHH, 5.76%, 1/9/96..............................................          9,944
   10,000,000          Preferred Receivables Funding,
                          5.73%, 1/22/96...............................................          9,900
   10,000,000          Raytheon, 4(2), 5.92%, 1/4/96...................................          9,967
   10,000,000          U.S. Bancorp, 5.55%, 2/23/96....................................          9,914
                                                                                               173,719
MEDIUM-TERM NOTES -- 0.4%
   10,000,000          Wells Fargo, VR,
                          5.8125%, 9/16/96.............................................          9,997
TOTAL SHORT-TERM INVESTMENTS (COST $203,759)                                                   203,759

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Value
                                                                                            ----------
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 99.5% OF
NET ASSETS (COST $1,791,068)                                                                $2,749,133
------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES..........................................................         12,695

NET ASSETS CONSIST OF:                                                     Value
                                                                         ----------
Accumulated net investment
   income - net of distributions..................................       $     582
Accumulated net realized gain/loss
   - net of distributions.........................................          54,160
Net unrealized gain (loss)........................................         958,070
Paid-in-capital applicable to
   118,266,470 shares of $1.00 par
   value capital stock outstanding;
   200,000,000 shares authorized..................................       1,749,016
                                                                        ----------
NET ASSETS........................................................                          $2,761,828
                                                                                            ==========
NET ASSET VALUE PER SHARE.........................................                              $23.35
                                                                                                ======
------------------------------------------------------------------------------------------------------

    +  Affiliated company
    *  Non-income producing
    # Securities contain some restrictions as to public resale--total of such securities at year-end amounts to 1.16% of net assets.
 REIT  Real Estate Investment Trust
   VR  Variable rate
 4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to .38% of net assets.
  ATS  Austrian schilling
  BRL  Brazilian real
  CAD  Canadian dollar
  CHF  Swiss franc
  DEM  German deutschemark
  FRF  French franc
  GBP  British sterling
  HKD  Hong Kong dollar
  IDR  Indonesian rupia
  ITL  Italian lira
  KRW  S. Korean won
  MXN  Mexican peso
  MYR  Malaysian ringgit
  NLG  Dutch guilder
  SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund / Year Ended December 31, 1995
(in thousands)

INVESTMENT INCOME
Income
   Dividend..........................................................................      $ 34,754
   Interest..........................................................................        10,868
                                                                                           --------
   Total income......................................................................        45,622
                                                                                           --------
Expenses
   Investment management.............................................................        14,222
   Shareholder servicing.............................................................         4,151
   Custody and accounting............................................................           427
   Prospectus and shareholder reports................................................           258
   Registration......................................................................            50
   Directors.........................................................................            44
   Legal and audit...................................................................            40
   Miscellaneous.....................................................................            37
                                                                                           --------
   Total expenses....................................................................        19,229
                                                                                           --------
Net investment income................................................................        26,393
                                                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Securities........................................................................       134,717
   Foreign currency transactions.....................................................          (137)
                                                                                           --------
   Net realized gain (loss)..........................................................       134,580
                                                                                           --------
Change in net unrealized gain or loss on:
   Securities........................................................................       486,934
   Other assets and liabilities denominated in foreign currencies....................             3
                                                                                           --------
   Change in net unrealized gain or loss.............................................       486,937
                                                                                           --------
Net realized and unrealized gain (loss)..............................................       621,517
                                                                                           --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....................................      $647,910
                                                                                           ========
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund
(in thousands)

                                                                                               Year Ended December 31,
                                                                                            ----------------------------
                                                                                               1995              1994
                                                                                            ----------        ----------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
   Net investment income...............................................................     $   26,393        $   18,277
   Net realized gain (loss)............................................................        134,580           193,195
   Change in net unrealized gain or loss...............................................        486,937          (195,749)
                                                                                            ----------        ----------
   Increase (decrease) in net assets from operations...................................        647,910            15,723
                                                                                            ----------        ----------
Distributions to shareholders
   Net investment income...............................................................        (25,931)          (18,157)
   Net realized gain...................................................................       (109,405)         (167,419)
                                                                                            ----------        ----------
   Decrease in net assets from distributions...........................................       (135,336)         (185,576)
                                                                                            ----------        ----------
Capital share transactions*
   Shares sold.........................................................................        343,600           316,804
   Distributions reinvested............................................................        128,459           175,609
   Shares redeemed.....................................................................       (290,325)         (230,594)
                                                                                            ----------        ----------
   Increase (decrease) in net assets from capital share transactions...................        181,734           261,819
                                                                                            ----------        ----------
Increase (decrease) in net assets......................................................        694,308            91,966
NET ASSETS
Beginning of period....................................................................      2,067,520         1,975,554
                                                                                            ----------        ----------
End of period..........................................................................     $2,761,828        $2,067,520
                                                                                            ==========        ==========
------------------------------------------------------------------------------------------------------------------------
*  Share information
   Shares sold.........................................................................         16,103            15,480
   Distributions reinvested............................................................          5,530             9,421
   Shares redeemed.....................................................................        (13,638)          (11,357)
                                                                                            ----------        ----------
   Increase (decrease) in shares outstanding...........................................          7,995            13,544
                                                                                            ==========        ==========
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes To Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth Stock Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $976,582,000 and $950,725,000, respectively, for the year ended December 31, 1995.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,791,068,000 and net unrealized gain aggregated $958,065,000, of which $992,639,000 related to appreciated investments and $34,574,000 to depreciated investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $1,356,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.25% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, the Manager, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,733,000 for the year ended December 31, 1995, of which $383,000 was payable at period-end.

     During the year ended December 31, 1995, the fund, in the ordinary course of business, paid commissions of $130,000 to, and placed security purchase and sale orders aggregating $21,077,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price Growth Stock Fund

                                                                For a share outstanding throughout each period
                                                       --------------------------------------------------------------
                                                                           Year Ended December 31,
                                                       --------------------------------------------------------------
                                                           1995         1994         1993         1992         1991
                                                       --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............         $18.75       $20.42       $18.66       $18.75       $14.71
                                                           ------       ------       ------       ------       ------
Investment Activities
   Net investment income..........................           0.23         0.18         0.17         0.18         0.24
   Net realized and unrealized gain (loss)........           5.57        (0.01)        2.72         0.94         4.67
                                                           ------       ------       ------       ------       ------
   Total from Investment Activities...............           5.80         0.17         2.89         1.12         4.91
                                                           ------       ------       ------       ------       ------
Distributions
   Net investment income..........................          (0.23)       (0.18)       (0.14)       (0.18)       (0.25)
   Net realized gain..............................          (0.97)       (1.66)       (0.99)       (1.03)       (0.62)
                                                           ------       ------       ------       ------       ------
   Total Distributions............................          (1.20)       (1.84)       (1.13)       (1.21)       (0.87)
                                                           ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD....................         $23.35       $18.75       $20.42       $18.66       $18.75
                                                           ======       ======       ======       ======       ======
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total Return......................................           31.0%         0.9%        15.6%         6.0%        33.8%
Ratio of Expenses to Average Net Assets...........           0.80%        0.81%        0.82%        0.83%        0.85%
Ratio of Net Investment Income
   to Average Net Assets..........................           1.09%        0.91%        0.86%        0.94%        1.40%
Portfolio Turnover Rate...........................           42.5%        54.0%        35.3%        27.4%        31.8%
Net Assets, End of period (in thousands)..........     $2,761,828   $2,067,520   $1,975,554   $1,946,250   $1,846,016
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Growth Stock Fund, Inc.

     We have audited the accompanying statement of net assets of T. Rowe Price Growth Stock Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of
T. Rowe Price Growth Stock Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 18, 1996

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

KNOWLEDGEABLE SERVICE REPRESENTATIVES

BY PHONE--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 8:30 a.m. to 5 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

     Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

     PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

ACCOUNT SERVICES

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

INVESTMENT INFORMATION

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.

     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

DISCOUNT BROKERAGE

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

T. Rowe Price
-------------
GROWTH STOCK FUND

DECEMBER 31, 1995

[LOGO APPEARS HERE]


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Growth Stock Fund/(R)/.

Invest With Confidence/(R)/     [LOGO APPEARS HERE]
T. Rowe Price

GSF